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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: March 9, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)

  British Columbia, Canada             000-17082                     N/A
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 9, 2005 the Company's Board of Directors adopted Directors' Deferred Share Unit Plan (the "DDSU Plan") for non-employee directors. Under the DDSU Plan, non-employee directors may receive compensation in the form of DSUs. A DSU is a bookkeeping entry credited to the account of the non-employee director. The value of each DSU at grant is equal to the closing price of the Company's common shares on the Toronto Stock Exchange on the grant date. Outstanding DSUs will be increased to reflect dividends paid on the Company's common shares. Each non-employee director's DSUs will be converted into cash upon that director's retirement from the Company's Board of Directors at a value equal to the market value of the Company's common shares at that time.

The Company's Board of Directors also approved the grant of deferred share units (the "DSUs") to the Company's non-employee directors under the DDSU Plan. The DSUs represent a new component of non-employee director cash compensation and have been awarded in lieu of the annual stock option grant to non-employee directors for 2005. The Company's Chairman of the Board was granted 15,000 DSUs and each other non-employee director was granted 7,500 DSUs. [The Board determined the number of DSUs to award based on the approximate value of the Company's typical non-employee director annual option grant using a Black-Scholes valuation methodology.]

The remaining components of the Company's non-employee director compensation remain unchanged from the amounts described in the Company's proxy statement for its 2004 Annual General Meeting of Shareholders and are as follows (in US$):

Annual Board Retainer Fee:
    o  for Chairman of the Board                                                $100,000
    o  for all other Directors                                                  $ 25,000
Additional Annual Retainer fee for Chair of Audit and Risk Committee:           $ 10,000
Additional Annual Retainer fee for Chair of Executive Compensation Committee:   $  7,000
Additional Annual Retainer fee for non-chair committee members:                 $  5,000
Fee for each Board meeting attended:                                            $  2,000
Fee for each committee meeting attended:                                        $  1,500



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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QLT INC.
                                      (Registrant)


                                      By:   /s/ Michael Doty
                                            ----------------------------------
                                            Senior Vice President &
                                            Chief Financial Officer

Dated: March 15, 2005